                                                                   Exhibit 23(a)

                        Consent of Independent Auditors
                        -------------------------------


We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-00000) pertaining to the Medarex, Inc 2000 Stock Option Plan of our report dated February 10, 2000, with respect to the consolidated financial statements of Medarex, Inc. included in its Annual Report (Form 10-K) for the year ended December 31, 1999, filed with the Securities and Exchange Commission.



                                                    /s/ Ernst & Young LLP


MetroPark, New Jersey
June 7, 2000

                                      24